SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                            ----------------------


                                   FORM 8-K


                                CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  September 24, 2003


                        PHARMACEUTICAL RESOURCES, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



   DELAWARE                      FILE NUMBER 1-10827                  22-3122182
(State or other jurisdiction    (Commission File Number)        (I.R.S. Employer
of incorporation or organization)                            Identification No.)



ONE RAM RIDGE ROAD, SPRING VALLEY, NEW YORK                                10977
         (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code: (845) 425-7100

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
------    ---------------------------------

          (c) Exhibits

          99.1 Press Release of Pharmaceutical Resources dated September 24,
               2003.

          99.2 Excerpt from Preliminary Offering Memorandum.

ITEM 9.  REGULATION FD DISCLOSURE.
------   ------------------------

          The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

          On September 24, 2003, Pharmaceutical Resources, Inc. (the "Registrant") issued a press release announcing that it intends to offer, subject to market and other conditions, $150 million aggregate principal amount of senior subordinated convertible notes due 2010 through an offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. The press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference in its entirety.

          In connection with the offering described above, the Registrant disclosed certain "Recent Developments" in a Preliminary Offering Memorandum (the "Excerpt"). The Excerpt has been filed as Exhibit 99.2 to this Current Report on Form 8-K.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


September 24, 2003


                                    PHARMACEUTICAL RESOURCES, INC.
                                    ------------------------------
                                             (Registrant)



                                    /s/ Dennis J. O'Connor
                                    --------------------------------------------
                                    Dennis J. O'Connor
                                    Vice President, Chief Financial Officer
                                        and Secretary

EXHIBIT INDEX

Exhibit No.                   Description

99.1         Press Release of Pharmaceutical Resources dated September 24, 2003.

99.2         Excerpt from Preliminary Offering Memorandum.